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                                                                   Exhibit 32.1




                                  CERTIFICATION
                                     OF THE
                             CHIEF EXECUTIVE OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



    In connection with the Quarterly Report of Valley National Gases Incorporated (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William A. Indelicato, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ William A. Indelicato
                                                -----------------------------
                                                William A. Indelicato
                                                Chief Executive Officer
                                                February 18, 2005



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